United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2008

Langer, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12991 (Commission File Number)	11-2239561 (IRS Employer Identification Number)

450 Commack Road, Deer Park, New York (Address of principal executive offices)	11729-4510 (Zip Code)

Registrant’s telephone number, including area code: 631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 12, 2008, the Registrant issued an earnings press release announcing financial results for the three and six months ended June 30, 2008. A copy of the earnings press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.
Exhibit	Description

99.1	Press Release dated August 12, 2008, with respect to the Registrant's financial results for the three and six months ended June 30, 2008 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Langer, Inc.

Date: August 12, 2008	By:	/s/ Kathleen P. Bloch
Kathleen P. Bloch, Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 12, 2008, with respect to the Registrant's financial results for the three and six months ended June 30, 2008 (furnished only).